RESTRUCTURING ACTIVITIES	12 Months Ended
Dec. 31, 2023
Restructuring and Related Activities [Abstract]
RESTRUCTURING ACTIVITIES
NOTE 15:- RESTRUCTURING ACTIVITIES

On December 12, 2023, the Board of Directors of the Company approved a re-organization plan (the “2023 Reorganization Plan”) that included, among other things, downsizing approximately 15% of the Company’s workforce and adapting the Company's organizational structure, roles, and responsibilities accordingly.

During the year ended December 31, 2023, in connection with the 2023 Reorganization Plan, the Company recorded expenses of $670 thousand, for one time employee termination benefits and legal expenses. $175 thousand attributable to research and development, net, $70 thousand to sales and marketing and $425 thousand to General and administrative expenses. However, none of these amounts were paid in 2023. The Company does not expect to incur additional costs related to the 2023 Reorganization Plan.